UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 28, 2004
                                                --------------------------------

Morgan Stanley ABS Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2004, relating to the Morgan Stanley ABS Capital I Inc. Trust 2004-NC6 Mortgage Pass-Through Certificates, Series 2004-NC6)

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             (Exact name of registrant as specified in its charter)

    Delaware                       333-113543-10                 13-3939229
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code  (212) 761-4000
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley ABS Capital I Inc. Trust 2004-NC6 Mortgage Pass-Through Certificates, Series 2004-NC6. On July 28, 2004, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Chase Manhattan Mortgage Corporation, as servicer, HomEq Servicing Corporation, as servicer, New Century Mortgage Corporation, as servicer, Deutsche Bank National Trust Company, as trustee, and NC Capital Corporation, as responsible party, of Morgan Stanley ABS Capital I Inc. Trust 2004-NC6 Mortgage Pass-Through Certificates, Series 2004-NC6 (the "Certificates"), issued in fourteen classes. The Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of July 28, 2004 of $689,403,000 were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), The Williams Capital Group, L.P. ("Williams") and Utendahl Capital Partners, L.P. ("Utendahl", and together with MS&Co. and Williams, the "Underwriters"), pursuant to an Underwriting Agreement dated as of July 23, 2004 by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of July 1, 2004, by and among the Company, as depositor, Chase Manhattan Mortgage Corporation, as servicer, HomEq Servicing Corporation, as servicer, New Century Mortgage Corporation, as servicer, Deutsche Bank National Trust Company, as trustee, and NC Capital Corporation, as responsible party.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 11, 2004                    MORGAN STANLEY ABS CAPITAL I
                                          INC.


                                          By:   /s/  Valerie H. Kay
                                              ------------------------------
                                              Name:  Valerie H. Kay
                                              Title: Executive Director

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation  S-K                                                   Paper (P) or
Exhibit No.                          Description                  Electronic (E)
-----------                          -----------                  --------------

4                          Pooling and Servicing Agreement,            (E)
                           dated as of July 1, 2004, by and
                           among the Company, as depositor,
                           Chase Manhattan Mortgage Corporation,
                           as servicer, HomEq Servicing
                           Corporation, as servicer, New Century
                           Mortgage Corporation, as servicer,
                           Deutsche Bank National Trust Company,
                           as trustee, and NC Capital
                           Corporation, as responsible party.